EXHIBIT 10.58(a)
AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT
     THIS AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is made as of the 31st day of October, 2008, by and among Smith &Wesson Holding Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”), Thompson Center Holding Corporation, a Delaware corporation (“TCHC”), Fox Ridge Outfitters, Inc., a New Hampshire corporation (“Fox Ridge”), Bear Lake Holdings, Inc., a Delaware corporation (“Bear Lake”), K.W. Thompson Tool Company, Inc., a New Hampshire corporation (“K.W. Thompson”), and O.L. Development, Inc., a New Hampshire corporation (“O.L. Development”), as pledgors, assignors and debtors (Holdings, S&W Corp., TCAC, TCHC, Fox Ridge, Bear Lake, K.W. Thompson and O.L. Development are, individually, a “Pledgor”, and, collectively, the “Pledgors”), and Toronto Dominion (Texas) LLC, a Delaware limited liability company, in its capacity as administrative agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors and assigns in such capacity, the “Administrative Agent”).
W I T N E S S E T H    T H A T:
     WHEREAS, Holdings, S&W Corp. and TCAC, as borrowers (collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent have entered into a Credit Agreement dated as of November 30, 2007 (the “Original Credit Agreement”); and
     WHEREAS, as security for the Obligations (as defined in the Credit Agreement as hereinafter defined), the Pledgors and the Administrative Agent entered into a Pledge and Security Agreement dated as of November 30, 2007 (the “Pledge and Security Agreement”); and
     WHEREAS, the Borrowers, the Guarantors (as defined in the Credit Agreement as hereinafter defined), the Lenders, the Administrative Agent, and TD Bank, N.A., a national banking association, are entering into an Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents of even date herewith (the “Amendment No. 1 to Credit Agreement”) (the Original Credit Agreement, as amended by the Amendment No. 1 to Credit Agreement, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement; and
     WHEREAS, it is a condition to effectiveness of the Amendment No. 1 to Credit Agreement that the Pledgors and the Administrative Agent enter into this Amendment to amend the Pledge and Security Agreement; and
     WHEREAS, the Pledgors and the Administrative Agent desire to amend the Pledge and Security Agreement as hereinafter provided.
     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Recitals. The foregoing recitals are hereby incorporated by reference herein.
     2. Amendments to Pledge and Security Agreement. The parties hereto hereby agree that the Pledge and Security Agreement is hereby amended as follows:

     2.1. The following defined terms are hereby deleted in their entirety from Section 1.1(b) of Pledge and Security Agreement: “Copyrights”, “Copyright Security Agreement”, “Intellectual Property Collateral”, “Intellectual Property Licenses”, “Patents”, “Patent Security Agreement”, “Trademarks” and “Trademark Security Agreement”, and all references to Copyrights, Copyright Security Agreement, Intellectual Property Collateral, Intellectual Property Licenses, Patents, Patent Security Agreement, Trademarks and Trademark Security Agreement are hereby deleted from the Pledge and Security Agreement.
     2.2 The following words are hereby inserted immediately before the period at the end of the definition of “General Intangibles” appearing in Section 1.1(b) of the Pledge and Security Agreement: “. . ., and (viii) Goodwill”.
     2.3 The following language is hereby inserted immediately following the last sentence of the definition of “General Intangibles” appearing in Section 1.1(b) of the Pledge and Security Agreement:
“Notwithstanding anything in this Agreement or the UCC to the contrary, General Intangibles shall not include patents, patent applications and registrations, trademarks, trademark applications and registrations, copyrights, copyright applications and registrations, and any rights related to the foregoing.”
     2.4 The definition of “Goodwill” appearing in Section 1.1(b) of the Pledge and Security Agreement is hereby deleted in its entirety and the following is hereby inserted in its stead:
“‘Goodwill’ shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) intentionally omitted, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business. Notwithstanding anything in this Agreement to the contrary, Goodwill shall not include any goodwill connected with patents, patent applications and registrations, trademarks, trademark applications and registrations, copyrights, copyright applications and registrations, and any rights related to the foregoing.”
     2.5 Exhibit 4 (Form of Copyright Security Agreement), Exhibit 5 (Form of Patent Security Agreement) and Exhibit 6 (Form of Trademark Security Agreement) are hereby deleted in their entirety from the Pledge and Security Agreement.
     3. Representations and Warranties. The representations and warranties contained in the Pledge and Security Agreement are true and correct on and as of the date of this Amendment as though made at and as of such date.

     4. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT) OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     5. References in Credit Agreement and Other Loan Documents. All references in the Credit Agreement and the other Loan Documents to the Pledge and Security Agreement are hereby amended to refer to and include the Pledge and Security Agreement as amended by this Amendment and all further amendments, modifications, extensions, renewals, supplements and substitutions thereof.
     6. Miscellaneous. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or in PDF format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed and construed in accordance with the laws of the State of New York, including, but not limited to, Section 5-1401 of the New York General Obligations Law.
     7. Ratification. Except as amended hereby, the Pledge and Security Agreement shall remain in full force and effect and is in all other respects ratified and affirmed.
[Signatures Begin on Next Page]

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment No. 1 to Pledge and Security Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

Pledgors: SMITH & WESSON HOLDING CORPORATION
By:	/s/ Michael F. Golden
Michael F. Golden, President

SMITH & WESSON CORP.
By:	/s/ Michael F. Golden
Michael F. Golden, President

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

THOMPSON CENTER HOLDING CORPORATION
By:	/s/ Michael F. Golden
Michael F. Golden, President

[Signatures continued on following pages]
[Signature Page to Amendment No. 1 to Pledge and Security Agreement]

FOX RIDGE OUTFITTERS, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

BEAR LAKE HOLDINGS, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

O.L. DEVELOPMENT, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

[Signatures continued on following page]
[Signature Page to Amendment No. 1 to Pledge and Security Agreement]

Administrative Agent: TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
By:	/s/ Deborah Gravinese
Deborah Gravinese, President

[Signature Page to Amendment No. 1 to Pledge and Security Agreement]